UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                FORM N-CSR

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-03189

Name of Fund:  Summit Cash Reserves Fund of Financial Institutions Series Trust

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, Summit Cash Reserves Fund of Financial Institutions Series Trust, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address:
       P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 05/31/05

Date of reporting period: 06/01/04 - 05/31/05

Item 1 -   Report to Stockholders


Summit
Cash Reserves
Fund
Of Financial Institutions Series Trust


Annual Report
May 31, 2005


(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863);
(2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com; and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


Summit Cash Reserves Fund
Of Financial Institutions Series Trust
Box 9011
Princeton, NJ
08543-9011


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Summit Cash Reserves Fund



Important Tax Information


Of the ordinary income distributions paid by Summit Cash Reserves Fund of Financial Institutions Series Trust during the fiscal year ended May 31, 2005, 14.75% was attributable to federal obligations. In calculating the foregoing percentage, Fund expenses have been allocated on a pro rata basis.

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income tax.



Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's
Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.



SUMMIT CASH RESERVES FUND                                          MAY 31, 2005



A Letter From the President


Dear Shareholder

After expanding at an annualized rate of 4.4% in 2004, U.S. gross domestic product grew at an estimated 3.5% in the first quarter of 2005. The slowdown was not entirely unexpected given last year's healthy growth and the evolution of the economic cycle. The Federal Reserve Board - with one eye firmly affixed on the economic indicators and the other on inflationary measures - has increased the federal funds rate by 25 basis points (.25%) at each of its eight meetings since June 2004. At period-end, the target short-term interest rate stood at 3%.

U.S. equity markets ended 2004 in a strong rally, but have struggled to record meaningful gains in 2005. The potential for slowing economic and corporate earnings growth, as well as volatile energy prices, have intermittently hampered equity market progress. On the positive side, corporate transactions, such as mergers and acquisitions, stock buy-backs and dividend payouts, have all increased. In Asia, equities have continued to benefit from higher economic growth prospects and valuations that appear inexpensive relative to other parts of the world.

In the bond market, the yield curve flattening "conundrum" continued as short-term and long-term yields moved still closer together. Over the past year, the two-year Treasury yield increased 106 basis points while the 10-year Treasury yield declined 66 basis points. At May 31, 2005, the two-year Treasury note yielded 3.60% and the 10-year Treasury note yielded 4%. The falling long-term rates may be partly attributed to foreign interest in U.S. assets and increased issuance of short-term Treasury bonds to finance the federal deficit. Notably, the government is considering the reissuance of the 30-year Treasury, which was suspended in August 2001. This would allow the U.S. Treasury to adopt a more flexible approach to borrowing, while providing investors with another long-term fixed income option.

Amid these conditions, the major benchmarks posted six-month and 12-month returns as follows:

Total Returns as of May 31, 2005                                       6-month        12-month
U.S. equities (Standard & Poor's 500 Index)                             +2.42%        + 8.24%
Small-cap U.S. equities (Russell 2000 Index)                            -2.10%        + 9.82%
International equities (MSCI Europe Australasia Far East Index)         +1.81%        +14.62%
Fixed income (Lehman Brothers Aggregate Bond Index)                     +2.90%        + 6.82%
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)          +3.51%        + 7.96%
High yield bonds (Credit Suisse First Boston High Yield Index)          +0.60%        + 9.97%

While the environment is likely to remain somewhat challenging, we believe opportunities exist for investors. With this in mind, we encourage you to meet with your financial advisor to review your goals and asset allocation and to rebalance your portfolio, as necessary, to ensure it remains aligned with your objectives and risk tolerance. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.



Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Trustee



SUMMIT CASH RESERVES FUND                                          MAY 31, 2005



A Discussion With Your Fund's Portfolio Manager


As short-term interest rates continued to rise, we maintained an ample exposure to floating rate securities for much of the year, which allowed us to protect the Fund's underlying value and maintain a more neutral duration.


How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended May 31, 2005, the Fund's Class A and Class B Shares had net annualized yields of 1.30% and .60%, respectively. For the six-month period ended May 31, 2005, the Fund's Class A and Class B Shares had net annualized yields of 1.81% and 1.03%, respectively. The Fund's seven-day yield as of May 31, 2005 was 2.37% for Class A and 1.60% for Class B.

The average portfolio maturity for Summit Cash Reserves Fund at May 31, 2005 was 57 days, compared to 56 days at November 30, 2004, and 72 days at May 31, 2004. During the year, the Fund's average portfolio maturity ranged from a low of 49 days to a high of 72 days.

For the most part, the economy remained on solid footing throughout the past 12 months. Gross domestic product (GDP) grew at an annualized rate of 3.3% in the second quarter of 2004, 4% in the third quarter and 3.8% in the fourth quarter. An initial estimate of first quarter 2005 GDP growth came in at 3.5%, consistent with most economists' expectations. Still, annualized GDP growth for all of 2004 came in at 4.4%, well ahead of the 3% growth rate recorded in 2003.

In recognition of the generally healthy economy, the Federal Reserve Board (the Fed) continued to target higher interest rates throughout the year in an effort to combat inflation expectations. The federal funds rate stood at 3% at the end of the period, the result of eight consecutive interest rate hikes since June 2004. The Fed maintained its commitment to a "measured" monetary tightening program even in the face of rising oil prices, which many feared could increase inflationary pressures and threaten the economic growth forecasts at certain points throughout the period. Nevertheless, the oil price shocks were largely absorbed by the markets.

As short-term interest rates rose in unison with the Fed interest rate hikes, long-term interest rates actually declined, producing what Fed Chairman
Alan Greenspan in February described as a "conundrum." The result was a considerable flattening of the yield curve over the past 12 months, with the two-year Treasury yield increasing from 2.54% to 3.60%, while the yield on the 10-year Treasury note declined from 4.66% to 4%. Notably, the short end of the yield curve has remained fairly steep, with a 61 basis point (.61%) spread between the three-month and two-year Treasury at period-end.

Issuance of Treasury securities continued to increase, largely to fund the significant twin deficits. Notably, the heavy supply continued to be absorbed by foreign interest in holding U.S. assets. The Treasury has remained prudent in its issuance of bills by adjusting the size of the weekly four-week bill as a cash management tool. In addition, the government's increased collection of both corporate and individual payroll taxes - coincident with improving employment - has helped offset the need for additional supply in the short end.

Amid these conditions, the positioning of the Fund enhanced performance for the bulk of the fiscal year. Our above-average exposure to floating rate securities allowed the portfolio's yield to increase in lockstep with the Fed's short-term interest rate hikes. We employed a barbell position early in the period, which required us to purchase some securities further out on the yield curve to balance our exposure at the short end. Although these securities recently underperformed, this strategy clearly benefited the Fund's performance early on.


How did you manage the Fund during the year?

Heading into the fiscal year, the Fund had a large overweight position in floating rate securities (approximately 50% of net assets). Because their coupons continuously reset, floating rate securities provide significant protection against the risk of rising interest rates. As a result of our floating positions, we were able to maintain a more neutral duration relative to the market, when a rising interest rate environment typically might call for a slightly short duration posture.



SUMMIT CASH RESERVES FUND                                          MAY 31, 2005



Early in the year, with the Fed clearly preparing to begin tightening monetary policy, we tried to keep approximately 30% - 40% of the Fund's assets in securities maturing before each Federal Open Market Committee (FOMC) meeting. With the remainder of the portfolio, we generally focused on the six-month and nine-month areas of the yield curve - sectors we believed were priced correctly given our view that we would likely see 25 basis point interest rate hikes at every FOMC meeting through the second quarter of 2005. We were not willing to venture any further out on the yield curve, as we believed there was little value from a risk/reward standpoint.

More recently, tighter, less attractive spreads led us to reduce our exposure to the floating rate sector. Low long-term interest rates have motivated issuers to write more fixed rate debt, leading to a less variable rate supply and, thus, collapsing spreads. If this trend reverses, we will look to re-establish our floating rate positions and expect to focus on securities with rates tied to indexes, such as the federal funds rate and the prime rate, which we would expect to perform well in what could be a prolonged flat or even inverted yield curve environment. At period-end, we found value in the six-month, nine-month and 12-month sectors, which appeared fairly priced and provided extremely attractive yields given the steepness of the curve in the front end.


How would you characterize the Fund's position at the close of the period?

We continue to target an average portfolio duration in the 60-day range, reflecting our cautiously constructive view that there are sectors of the yield curve that represent value. Specifically, from a risk/reward standpoint, one-year certificates of deposit with yields in the mid-3.8% range seem attractive, especially when compared to a two-year Treasury yielding 3.65% and a 10-year Treasury yielding 4%.

Although the federal funds rate is certain to increase over the near term, we believe that policy decisions in the third and fourth quarters of 2005 will be more dependent on economic data releases. Several factors appear to be threatening the consumer and, ultimately, could threaten sustainable economic growth: higher interest rates may curtail the wealth effect generated by housing prices and mortgage refinancing; job creation has not proved consistent enough to support wage growth; and oil prices, while possibly inflationary, seem to pose a greater risk in reducing discretionary spending. Having said that, we believe the federal funds target will be in the 3.5% - 4% range by the end of 2005, and we may shift to a slightly longer portfolio duration bias should market yields rise in anticipation that the Fed will take a more aggressive strategy.

The Fund's portfolio composition, as a percent of net assets, at the end of May and as of our last report to shareholders is detailed below:


                                             5/31/05       11/30/04

Bank Notes                                      5.1%           6.8%
Certificates of Deposit--European               1.0            3.0
Certificates of Deposit--Yankee*               11.3            5.9
Commercial Paper                               28.8           11.3
Funding Agreements                              2.1            1.7
Medium-Term Notes                              16.0           16.4
U.S. Government Agency &
  Instrumentality Obligations--
  Discount                                      --            13.7
U.S. Government Agency &
  Instrumentality Obligations--
  Non-Discount                                 35.5           41.1
U.S. Treasury Notes                             0.2            0.2
Liabilities in Excess of Other Assets           --            (0.1)
                                              ------         ------
Total                                         100.0%         100.0%
                                              ======         ======

 * U.S. branches of foreign banks.


Richard J. Mejzak
Vice President and Portfolio Manager


June 13, 2005



SUMMIT CASH RESERVES FUND                                          MAY 31, 2005


Disclosure of Expenses


Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on December 1, 2004 and held through May 31, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.


                                                                                              Expenses Paid
                                                            Beginning          Ending       During the Period*
                                                          Account Value    Account Value   December 1, 2004 to
                                                           December 1,        May 31,            May 31,
                                                               2004             2005               2005
Actual

Class A                                                       $1,000         $1,018.10            $3.87
Class B                                                       $1,000         $1,010.30            $7.71

Hypothetical (5% annual return before expenses)**

Class A                                                       $1,000         $1,021.10            $3.87
Class B                                                       $1,000         $1,017.26            $7.74

 * For each class of the Fund, expenses are equal to the annualized expense ratio for the class
   (.77% for Class A and 1.54% for Class B), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.


SUMMIT CASH RESERVES FUND                                          MAY 31, 2005


Schedule of Investments                                                            (In Thousands)
                                       Face           Interest          Maturity
Issue                                 Amount           Rate*              Date           Value
Bank Notes--5.1%

Bank of America,                    $  5,000          3.065(a)%          2/22/2006      $   5,000
NA

Total Bank Notes
(Cost--$5,000)                                                                              5,000


Certificates of Deposit--European--1.0%

Calyon                                 1,000          3.465             12/30/2005            999

Total Certificates of Deposit--European
(Cost--$1,000)                                                                                999


Certificates of Deposit--Yankee--11.3%

ABN AMRO Bank                          1,000          3.01(a)            2/13/2006          1,000
NV, NY

Canadian Imperial                      5,000          3.15(a)            5/15/2006          5,000
Bank of Commerce,
NY

HBOS Treasury                          1,500          2.95              12/30/2005          1,494
Services Plc, NY                       1,500          3.05              12/30/2005          1,495

Toronto-Dominion                       2,000          3.03              12/30/2005          1,993
Bank, NY

Total Certificates of Deposit--Yankee
(Cost--$10,997)                                                                            10,982


Commercial Paper--28.8%

Blue Ridge Asset                       3,891          3.06               6/01/2005          3,891
Funding Corp.

International Lease                    4,000          3.04               6/16/2005          3,995
Finance Corp.

Kitty Hawk Funding                     2,000          3.025              6/27/2005          1,996
Corp.

Lehman Brothers                        4,000          3.113(a)          12/05/2005          4,000
Holdings Inc.

Morgan Stanley                           500          3.08(a)            2/21/2006            500

New Center Asset                       1,643          2.97               6/08/2005          1,642
Trust

Nordea North                           3,278          3.03               7/08/2005          3,268
America, Inc.

SEB AB                                 5,000          3.06(a)            1/20/2006          5,000

Svenska                                3,000          3.02               6/28/2005          2,993
Handelsbanken AB

Swedbank                                 700          2.99               6/29/2005            698
(ForeningsSparbanken)

Total Commercial Paper
(Cost--$27,983)                                                                            27,983


                                       Face           Interest          Maturity
Issue                                 Amount           Rate*              Date           Value
Funding Agreements--2.1%

General Electric                    $  2,000          3.151(a)%         10/03/2005      $   2,000
Capital Assurance
Co. (b)

Total Funding Agreements
(Cost--$2,000)                                                                              2,000


Medium-Term Notes--16.0%

General Electric                       2,000          3.19(a)            6/16/2006          2,000
Capital Corp.

HSBC Finance, Inc.                       875          3.08(a)            6/23/2006            875

MetLife Funding, Inc.                    425          3.08(a)            6/06/2006            425

Morgan Stanley                         1,000          3.119(a)           6/02/2006          1,000

Permanent                              2,000          3.06(a)            9/10/2005          2,000
Financing Plc                            500          3.05(a)            3/10/2006            500

Sigma Finance Corp.                    4,000          3.04(a)            8/08/2005          4,000

Stanfield Victoria                       400          3.07(a)            5/15/2006            400
Finance Ltd.

Toyota Motor Credit                    1,000          3.03(a)            8/11/2005          1,000
Corp.                                  3,000          3.02(a)            4/07/2006          3,000

Wells Fargo & Co.                        400          3.10(a)            9/12/2005            400
(Cayman Island)

Total Medium-Term Notes
(Cost--$15,600)                                                                            15,600


U.S. Government Agency & Instrumentality
Obligations--Non-Discount--35.5%

Fannie Mae                             4,400          2.99(a)            8/17/2005          4,400
                                         735          2.06               8/26/2005            733
                                       1,250          2.11               8/26/2005          1,246
                                       7,000          2.983(a)           8/29/2005          6,999
                                       3,500          2.82(a)            9/06/2005          3,500
                                         385          2.32               9/30/2005            384
                                         450          2.07              10/21/2005            448
                                         450          2.10              10/21/2005            448
                                         400          2.375              5/04/2006            396

Federal Farm                             700          3.01(a)            2/21/2006            700
Credit Banks                             500          3.04(a)            2/20/2008            500

Federal Home                           2,000          1.50               8/26/2005          1,991
Loan Banks                             1,250          2.125              5/15/2006          1,232
                                       5,000          2.98(a)            8/21/2006          4,996
                                         500          3.25              11/29/2006            496
                                       1,000          3.45               1/10/2007            995

Freddie Mac                              500          2.41              11/04/2005            498
                                       2,300          3.184(a)          11/07/2005          2,300
                                         750          2.30              11/17/2005            746
                                       1,000          2.35              12/09/2005            994
                                         500          3.00              11/09/2006            493

Total U.S. Government Agency &
Instrumentality Obligations--
Non-Discount (Cost--$34,549)                                                               34,495



SUMMIT CASH RESERVES FUND                                          MAY 31, 2005


Schedule of Investments (concluded)                                                (In Thousands)
                                       Face           Interest          Maturity
Issue                                 Amount           Rate*              Date           Value
U.S. Treasury Notes--0.2%

U.S. Treasury Notes                  $   200          1.50%              3/31/2006      $     197

Total U.S. Treasury Notes
(Cost--$199)                                                                                  197

Total Investments (Cost--$97,328**)--100.0%                                                97,256
Other Assets Less Liabilities--0.0%                                                            48
                                                                                        ---------
Net Assets--100.0%                                                                      $  97,304
                                                                                        =========

  * Commercial Paper and certain U.S. Government Agency &
    Instrumentality Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates through maturity. The interest rates on variable rate securities are adjusted periodically based on appropriate indexes. The interest rates shown are the rates in effect at May 31, 2005.

 ** The cost and unrealized appreciation (depreciation) of investments as of May 31, 2005, as computed for federal income tax purposes, were as follows:

                                                     (in Thousands)

    Aggregate cost                                   $       97,328
                                                     ==============
    Gross unrealized appreciation                    $            1
    Gross unrealized depreciation                              (73)
                                                     --------------
    Net unrealized depreciation                      $         (72)
                                                     ==============

(a) Variable rate notes.

(b) Restricted securities as to resale, representing 2.1% of net assets, were as follows:

                                                     (in Thousands)

                               Acquisition
    Issue                          Date           Cost        Value

    General Electric            9/28/2004        $2,000      $2,000
       Capital Assurance
       Co.

    See Notes to Finacial Statements.


SUMMIT CASH RESERVES FUND                                          MAY 31, 2005


Statement of Assets and Liabilities

As of May 31, 2005
Assets

           Investments in unaffiliated securities, at value (identified cost--$97,328,197)                        $    97,256,493
           Receivables:
               Securities sold                                                                 $       500,217
               Interest                                                                                252,305            752,522
                                                                                               ---------------
           Prepaid expenses and other assets                                                                               38,390
                                                                                                                  ---------------
           Total assets                                                                                                98,047,405
                                                                                                                  ---------------

Liabilities

           Payables:
               Securities purchased                                                                    500,000
               Beneficial interest redeemed                                                             94,808
               Distributor                                                                              31,247
               Investment adviser                                                                       30,931
               Dividends to shareholders                                                                25,406
               Other affiliates                                                                         16,219            698,611
                                                                                               ---------------
           Accrued expenses and other liabilities                                                                          44,521
                                                                                                                  ---------------
           Total liabilities                                                                                              743,132
                                                                                                                  ---------------

Net Assets

           Net assets                                                                                             $    97,304,273
                                                                                                                  ===============

Net Assets Consist of

           Class A Shares of beneficial interest, $.10 par value, unlimited number of
           shares authorized                                                                                      $     4,740,006
           Class B Shares of beneficial interest, $.10 par value, unlimited number of
           shares authorized                                                                                            4,997,591
           Paid-in capital in excess of par                                                                            87,638,380
           Unrealized depreciation--net                                                                                  (71,704)
                                                                                                                  ---------------
           Net Assets                                                                                             $    97,304,273
                                                                                                                  ===============

Net Asset Value

           Class A--Based on net assets of $47,369,871 and 47,400,063 shares of beneficial
           interest outstanding                                                                                   $          1.00
                                                                                                                  ===============
           Class B--Based on net assets of $49,934,402 and 49,975,915 shares of beneficial
           interest outstanding                                                                                   $          1.00
                                                                                                                  ===============

           See Notes to Financial Statements.


SUMMIT CASH RESERVES FUND                                          MAY 31, 2005


Statement of Operations

For the Year Ended May 31, 2005
Investment Income

           Interest and amortization of premium and discount earned                                               $     2,349,175

Expenses

           Investment advisory fees                                                            $       586,476
           Distribution fees--Class B                                                                  488,994
           Transfer agent fees--Class B                                                                 63,284
           Accounting services                                                                          54,493
           Professional fees                                                                            50,695
           Transfer agent fees--Class A                                                                 42,120
           Printing and shareholder reports                                                             32,437
           Registration fees                                                                            29,051
           Custodian fees                                                                               18,332
           Trustees' fees and expenses                                                                  15,073
           Pricing fees                                                                                    942
           Other                                                                                        23,274
                                                                                               ---------------
           Total expenses before waiver                                                              1,405,171
           Waiver of expenses                                                                         (59,474)
                                                                                               ---------------
           Total expenses after waiver                                                                                  1,345,697
                                                                                                                  ---------------
           Investment income--net                                                                                       1,003,478
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss)--Net

           Realized gain on investments--net                                                                                   72
           Change in unrealized depreciation on investments--net                                                         (23,476)
                                                                                                                  ---------------
           Total realized and unrealized loss--net                                                                       (23,404)
                                                                                                                  ---------------
           Net Increase in Net Assets Resulting from Operations                                                   $       980,074
                                                                                                                  ===============

           See Notes to Financial Statements.


SUMMIT CASH RESERVES FUND                                          MAY 31, 2005


Statements of Changes in Net Assets
                                                                                                       For the Year Ended May 31,
Increase (Decrease) in Net Assets:                                                                    2005               2004
Operations

           Investment income--net                                                              $     1,003,478    $       407,747
           Realized gain--net                                                                               72             18,342
           Change in unrealized depreciation--net                                                     (23,476)           (65,693)
                                                                                               ---------------    ---------------
           Net increase in net assets resulting from operations                                        980,074            360,396
                                                                                               ---------------    ---------------

Dividends & Distributions to Shareholders

           Investment income--net:
               Class A                                                                               (656,744)          (297,296)
               Class B                                                                               (346,734)          (110,451)
           Realized gain--net:
               Class A                                                                                    (37)            (6,638)
               Class B                                                                                    (35)           (11,704)
                                                                                               ---------------    ---------------
           Net decrease in net assets resulting from dividends and distributions
           to shareholders                                                                         (1,003,550)          (426,089)
                                                                                               ---------------    ---------------

Beneficial Interest Transactions

           Net decrease in net assets derived from beneficial interest transactions               (46,602,802)       (41,209,549)

Net Assets

           Total decrease in net assets                                                           (46,626,278)       (41,275,242)
           Beginning of year                                                                       143,930,551        185,205,793
                                                                                               ---------------    ---------------
           End of year                                                                         $    97,304,273    $   143,930,551
                                                                                               ===============    ===============

           See Notes to Financial Statements.


SUMMIT CASH RESERVES FUND                                          MAY 31, 2005


Financial Highlights
                                                                                          Class A

The following per share data and ratios have been derived                        For the Year Ended May 31,
from information provided in the financial statements.       2005           2004            2003           2002           2001
Per Share Operating Performance

           Net asset value, beginning of year            $       1.00   $       1.00   $       1.00   $       1.00   $       1.00
                                                         ------------   ------------   ------------   ------------   ------------
           Investment income--net                               .0130          .0050          .0111          .0238          .0560
           Realized and unrealized gain (loss)--net           (.0006)        (.0003)          .0004          .0009          .0023
                                                         ------------   ------------   ------------   ------------   ------------
           Total from investment operations                     .0124          .0047          .0115          .0247          .0583
                                                         ------------   ------------   ------------   ------------   ------------
           Less dividends and distributions:
               Investment income--net                         (.0130)        (.0050)        (.0111)        (.0238)        (.0560)
               Realized gain--net                                --++        (.0001)        (.0003)        (.0003)        (.0001)
                                                         ------------   ------------   ------------   ------------   ------------
           Total dividends and distributions                  (.0130)        (.0051)        (.0114)        (.0241)        (.0561)
                                                         ------------   ------------   ------------   ------------   ------------
           Net asset value, end of year                  $       1.00   $       1.00   $       1.00   $       1.00   $       1.00
                                                         ============   ============   ============   ============   ============
           Total Investment Return                              1.30%           .51%          1.15%          2.42%          5.65%
                                                         ============   ============   ============   ============   ============

Ratios to Average Net Assets

           Expenses, net of waiver                               .77%           .67%           .59%           .72%           .67%
                                                         ============   ============   ============   ============   ============
           Expenses                                              .77%           .75%           .72%           .72%           .67%
                                                         ============   ============   ============   ============   ============
           Investment income and realized gain--net             1.26%           .51%          1.14%          2.41%          5.47%
                                                         ============   ============   ============   ============   ============

Supplemental Data

           Net assets, end of year (in thousands)        $     47,370   $     59,300   $     58,062   $     52,552   $     68,962
                                                         ============   ============   ============   ============   ============

               ++ Amount is less than $(.0001) per share.

                  See Notes to Financial Statements.



SUMMIT CASH RESERVES FUND                                          MAY 31, 2005


Financial Highlights (concluded)
                                                                                          Class B

The following per share data and ratios have been derived                        For the Year Ended May 31,
from information provided in the financial statements.       2005           2004            2003           2002           2001
Per Share Operating Performance

           Net asset value, beginning of year            $       1.00   $       1.00   $       1.00   $       1.00   $       1.00
                                                         ------------   ------------   ------------   ------------   ------------
           Investment income--net                               .0060          .0011          .0035          .0162          .0497
           Realized and unrealized gain (loss)--net           (.0007)        (.0002)          .0004          .0009          .0024
                                                         ------------   ------------   ------------   ------------   ------------
           Total from investment operations                     .0053          .0009          .0039          .0171          .0521
                                                         ------------   ------------   ------------   ------------   ------------
           Less dividends and distributions:
               Investment income--net                         (.0060)        (.0011)        (.0035)        (.0162)        (.0497)
               Realized gain--net                                --++        (.0001)        (.0003)        (.0003)        (.0001)
                                                         ------------   ------------   ------------   ------------   ------------
           Total dividends and distributions                  (.0060)        (.0012)        (.0038)        (.0165)        (.0498)
                                                         ------------   ------------   ------------   ------------   ------------
           Net asset value, end of year                  $       1.00   $       1.00   $       1.00   $       1.00   $       1.00
                                                         ============   ============   ============   ============   ============
           Total Investment Return                               .61%           .12%           .38%          1.65%          4.82%
                                                         ============   ============   ============   ============   ============

Ratios to Average Net Assets

           Expenses, net of waiver                              1.45%          1.06%          1.36%          1.48%          1.44%
                                                         ============   ============   ============   ============   ============
           Expenses                                             1.54%          1.51%          1.48%          1.48%          1.44%
                                                         ============   ============   ============   ============   ============
           Investment income and realized gain--net              .53%           .12%           .39%          1.66%          4.78%
                                                         ============   ============   ============   ============   ============

Supplemental Data

           Net assets, end of year (in thousands)        $     49,934   $     84,630   $    127,114   $    135,601   $    164,922
                                                         ============   ============   ============   ============   ============

               ++ Amount is less than $(.0001) per share.

                  See Notes to Financial Statements.


SUMMIT CASH RESERVES FUND                                          MAY 31, 2005



Notes to Financial Statements


1. Significant Accounting Policies:
Summit Cash Reserves Fund (the "Fund") is a separate fund offering a separate class of shares to Financial Institutions Series Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company which comprises a series of separate portfolios offering separate classes of shares to select groups of purchasers. The Fund is currently the only operating series of the Trust. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Both classes of shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities with remaining maturities of greater than sixty days, for which market quotations are readily available, are valued at market value. As securities transition from sixty-one to sixty days to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing sixty days or less from their date of acquisition are valued at amortized cost, which approximates market value. For purposes of valuation, the maturity of a variable rate security is deemed to be the next coupon date on which the interest rate is to be adjusted. Other investments and assets for which market quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Board of Trustees.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income (including amortization of premium and discount) is recognized on the accrual basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests monthly such dividends (net of non-resident alien tax and backup withholding tax) in additional fund shares at net asset value. Dividends and distributions are declared from the total of net investment income and net realized gain or loss on investments.

(f) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.



SUMMIT CASH RESERVES FUND                                          MAY 31, 2005



Notes to Financial Statements (continued)


2. Investment Advisory Agreement:
The Fund has entered into an Investment Management Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities and equipment to provide such services to the Fund. FAM also performs certain administrative services necessary for the operation of the Trust and the Fund. For such services, FAM receives a fee from the Fund at the end of each month at the annual rate of .50% of the average daily net assets of the Fund.

Pursuant to the Distribution Plan adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee accrued daily and paid monthly at the annual rate of .75% of the Fund's average daily net assets attributable to Class B Shares. This fee is used to help defray the expenses associated with marketing activities and services related to Class B Shares. During the period, FAMD waived a portion of the 12b-1 fee in order to yield at least 11 basis points for Class B Shares. For the year ended May 31, 2005, FAMD earned fees of $488,994, of which $59,474 was waived.

For the year ended May 31, 2005, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, received contingent deferred sales charges of $3 and $72,822 relating to transactions in Class A Shares and Class B Shares, respectively.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the year ended May 31, 2005, the Fund reimbursed FAM $2,609 for certain accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FAMD, FDS, and/or ML & Co.


3. Shares of Beneficial Interest:
Net decrease in net assets derived from beneficial interest transactions was $46,602,802 and $41,209,549 for the years ended May 31, 2005, and May 31,
2004, respectively.

Transactions in shares of beneficial interest for each class were as follows:


Class A Shares for the Year                                      Dollar
Ended May 31, 2005                          Shares               Amount

Shares sold                             28,532,628     $     28,532,628
Automatic conversion of shares           2,617,792            2,617,792
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                           569,290              569,290
                                   ---------------     ----------------
Total issued                            31,719,710           31,719,710
Shares redeemed                       (43,641,196)         (43,641,196)
                                   ---------------     ----------------
Net decrease                          (11,921,486)     $   (11,921,486)
                                   ===============     ================


Class A Shares for the Year                                      Dollar
Ended May 31, 2004                          Shares               Amount

Shares sold                             65,054,541     $     65,054,541
Automatic conversion of shares           4,536,913            4,536,913
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                           279,050              279,050
                                   ---------------     ----------------
Total issued                            69,870,504           69,870,504
Shares redeemed                       (68,602,343)         (68,602,343)
                                   ---------------     ----------------
Net increase                             1,268,161     $      1,268,161
                                   ===============     ================



SUMMIT CASH RESERVES FUND                                          MAY 31, 2005



Notes to Financial Statements (concluded)


Class B Shares for the Year                                      Dollar
Ended May 31, 2005                          Shares               Amount

Shares sold                             21,831,388     $     21,831,388
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                           293,275              293,275
                                   ---------------     ----------------
Total issued                            22,124,663           22,124,663
                                   ---------------     ----------------
Automatic conversion of shares         (2,617,792)          (2,617,792)
Shares redeemed                       (54,188,187)         (54,188,187)
                                   ---------------     ----------------
Total redeemed                        (56,805,979)         (56,805,979)
                                   ---------------     ----------------
Net decrease                          (34,681,316)     $   (34,681,316)
                                   ===============     ================


Class B Shares for the Year                                      Dollar
Ended May 31, 2004                          Shares               Amount

Shares sold                             43,992,384     $     43,992,384
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                           109,877              109,877
                                   ---------------     ----------------
Total issued                            44,102,261           44,102,261
                                   ---------------     ----------------
Automatic conversion of shares         (4,536,913)          (4,536,913)
Shares redeemed                       (82,043,058)         (82,043,058)
                                   ---------------     ----------------
Total redeemed                        (86,579,971)         (86,579,971)
                                   ---------------     ----------------
Net decrease                          (42,477,710)     $   (42,477,710)
                                   ===============     ================


4. Distributions to Shareholders:
The tax character of distributions paid during the fiscal years ended May 31, 2005 and May 31, 2004 was as follows:


                                         5/31/2005            5/31/2004
Distributions paid from:
   Ordinary income                 $     1,003,550     $        426,089
                                   ---------------     ----------------
Total taxable distributions        $     1,003,550     $        426,089
                                   ===============     ================

As of May 31, 2005, there were no significant differences between the book and tax components of net assets.



SUMMIT CASH RESERVES FUND                                          MAY 31, 2005



Report of Independent Registered Public Accounting Firm


To the Shareholders and Board of Trustees of Financial Institutions Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Summit Cash Reserves Fund of Financial Institutions Series Trust (the "Trust"), as of May 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purposes of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Summit Cash Reserves Fund of Financial Institutions Series Trust as of
May 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey

July 15, 2005


Officers and Trustees (unaudited)
                                                                                               Number of
                                                                                               Portfolios in  Other Public
                        Position(s)  Length of                                                 Fund Complex   Directorships
                        Held with    Time                                                      Overseen by    Held by
Name, Address & Age     Funds        Served     Principal Occupation(s) During Past 5 Years    Trustee        Trustee
Interested Trustee


Robert C. Doll, Jr.*    President    2005 to    President of the MLIM/FAM-advised funds since  125 Funds      None
P.O. Box 9011           and          present    2005; President of MLIM and FAM since 2001;    169 Portfolios
Princeton,              Trustee                 Co-Head (Americas Region) thereof from 2000
NJ 08543-9011                                   to 2001 and Senior Vice President from 1999
Age: 50                                         to 2001; President and Director of Princeton
                                                Services, Inc. ("Princeton Services") since 2001;
                                                President of Princeton Administrators, L.P.
                                                ("Princeton Administrators") since 2001; Chief
                                                Investment Officer of Oppenheimer Funds, Inc.
                                                in 1999 and Executive Vice President thereof
                                                from 1991 to 1999.


 * Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser.
   Mr. Doll is an "interested person," as defined in the Investment Company Act, of the Fund based on his current positions with MLIM, FAM, Princeton Services and Princeton Administrators. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund
   President, Mr. Doll serves at the pleasure of the Board of Trustees.


SUMMIT CASH RESERVES FUND                                          MAY 31, 2005


Officers and Trustees (unaudited)(continued)
                                                                                               Number of
                                                                                               Portfolios in  Other Public
                        Position(s)  Length of                                                 Fund Complex   Directorships
                        Held with    Time                                                      Overseen by    Held by
Name, Address & Age     Funds        Served     Principal Occupation(s) During Past 5 Years    Trustee        Trustee
Independent Trustees*


James H. Bodurtha       Trustee      2002 to    Director, The China Business Group, Inc.       38 Funds       None
P.O. Box 9095                        present    since 1996 and Executive Vice President        55 Portfolios
Princeton,                                      thereof from 1996 to 2003; Chairman of the
NJ 08543-9095                                   Board, Berkshire Holding Corporation since
Age: 61                                         1980; Partner, Squire, Sanders & Dempsey from
                                                1980 to 1993.


Joe Grills              Trustee      1994 to    Member of the Committee of Investment of       38 Funds       Kimco Realty
P.O. Box 9095                        present    Employee Benefit Assets of the Association     55 Portfolios  Corporation
Princeton,                                      of Financial Professionals ("CIEBA") since
NJ 08543-9095                                   1986; Member of CIEBA's Executive Committee
Age: 70                                         since 1988 and its Chairman from 1991 to
                                                1992; Assistant Treasurer of International
                                                Business Machines Corporation ("IBM") and
                                                Chief Investment Officer of IBM Retirement
                                                Funds from 1986 to 1993; Member of the
                                                Investment Advisory Committee of the State of
                                                New York Common Retirement Fund since 1989;
                                                Member of the Investment Advisory Committee of
                                                the Howard Hughes Medical Institute from 1997
                                                to 2000; Director, Duke University Management
                                                Company from 1992 to 2004, Vice Chairman thereof
                                                from 1998 to 2004 and Director Emeritus thereof
                                                since 2004; Director, LaSalle Street Fund from
                                                1995 to 2001; Director, Kimco Realty Corporation
                                                since 1997; Member of the Investment Advisory
                                                Committee of the Virginia Retirement System since
                                                1998; Vice Chairman thereof since 2002 to 2005 and
                                                Chairman thereof since 2005; Director, Montpelier
                                                Foundation since 1998 and its Vice Chairman since
                                                2000; Member of the Investment Committee of the
                                                Woodberry Forest School since 2000; Member of
                                                the Investment Committee of the National Trust
                                                for Historic Preservation since 2000.


Herbert I. London       Trustee      2002 to    John M. Olin Professor of Humanities, New      38 Funds       None
P.O. Box 9095                        present    York University since 1993 and Professor       55 Portfolios
Princeton,                                      thereof since 1980; President, Hudson
NJ 08543-9095                                   Institute since 1997 and Trustee thereof
Age: 66                                         since 1980; Dean, Gallatin Division of New
                                                York University from 1976 to 1993;
                                                Distinguished Fellow, Herman Kahn Chair,
                                                Hudson Institute from 1984 to 1985; Director,
                                                Damon Corp. from 1991 to 1995; Overseer,
                                                Center for Naval Analyses from 1983 to 1993.


Roberta Cooper Ramo     Trustee      2002 to    Shareholder, Modrall, Sperling, Roehl,         38 Funds       None
P.O. Box 9095                        present    Harris & Sisk, P.A. since 1993; President,     55 Portfolios
Princeton,                                      American Bar Association from 1995 to 1996
NJ 08543-9095                                   and Member of the Board of Governors thereof
Age: 62                                         from 1994 to 1997; Shareholder, Poole, Kelly
                                                & Ramo, Attorneys at Law, P.C. from 1977 to
                                                1993; Director, ECMC Group (service provider
                                                to students, schools and lenders) since 2001;
                                                Director, United New Mexico Bank (now Wells
                                                Fargo) from 1983 to 1988; Director, First
                                                National Bank of New Mexico (now Wells Fargo)
                                                from 1975 to 1976; Vice President, American Law
                                                Institute since 2004.


SUMMIT CASH RESERVES FUND                                          MAY 31, 2005


Officers and Trustees (unaudited)(concluded)
                                                                                               Number of
                                                                                               Portfolios in  Other Public
                        Position(s)  Length of                                                 Fund Complex   Directorships
                        Held with    Time                                                      Overseen by    Held by
Name, Address & Age     Funds        Served     Principal Occupation(s) During Past 5 Years    Trustee        Trustee
Independent Trustees* (concluded)


Robert S. Salomon, Jr.  Trustee      1996 to    Principal of STI Management (investment        38 Funds       None
P.O. Box 9095                        present    adviser) since 1994; Chairman and CEO of       55 Portfolios
Princeton,                                      Salomon Brothers Asset Management from 1992
NJ 08543-9095                                   to 1995; Chairman of Salomon Brothers Equity
Age: 68                                         Mutual Funds from 1992 to 1995; regular
                                                columnist with Forbes Magazine from 1992 to
                                                2002; Director of Stock Research and U.S.
                                                Equity Strategist at Salomon Brothers, Inc.
                                                from 1975 to 1991; Trustee, Commonfund from
                                                1980 to 2001.


Stephen B. Swensrud     Trustee      1984 to    Chairman of Fernwood Advisors, Inc.            39 Funds       None
P.O. Box 9095                        present    (investment adviser) since 1996; Principal,    56 Portfolios
Princeton,                                      Fernwood Associates (financial consultants)
NJ 08543-9095                                   since 1975; Chairman of R.P.P. Corporation
Age: 71                                         (manufacturing company) since 1978; Director
                                                of International Mobile Communications,
                                                Incorporated (telecommunications company)
                                                since 1998.


 * Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.


                        Position(s)  Length of
                        Held with    Time
Name, Address & Age     Funds        Served     Principal Occupation(s) During Past 5 Years

Fund Officers*


Donald C. Burke         Vice         1993 to    First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999;
P.O. Box 9011           President    present    Senior Vice President and Treasurer of Princeton Services since 1999 and Director
Princeton,              and          and        since 2004; Vice President of FAM Distributors, Inc. ("FAMD") since 1999; Vice
NJ 08543-9011           Treasurer    1999 to    President of MLIM and FAM from 1990 to 1997; Director of Taxation of MLIM from
Age: 45                              present    1990 to 2001; Vice President, Treasurer and Secretary of the IQ Funds since 2004.


Richard J. Mejzak       Vice         2001 to    Director of MLIM since 2000; Vice President of MLIM from 1995 to 2000.
P.O. Box 9011           President    present
Princeton,
NJ 08543-9011
Age: 36


Jeffrey Hiller          Chief        2004 to    Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President
P.O. Box 9011           Compliance   present    and Chief Compliance Officer of MLIM (Americas Region) since 2004; Chief
Princeton,              Officer                 Compliance Officer of the IQ Funds since 2004; Global Director of Compliance at
NJ 08543-9011                                   Morgan Stanley Investment Management from 2002 to 2004; Managing Director and
Age: 53                                         Global Director of Compliance at Citigroup Asset Management from 2000 to 2002;
                                                Chief Compliance Officer at Soros Fund Management in 2000; Chief Compliance
                                                Officer at Prudential Financial from 1995 to 2000; Senior Counsel in the
                                                Commission's Division of Enforcement in Washington, D.C. from 1990 to 1995.


Alice A. Pellegrino     Secretary    2004 to    Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to
P.O. Box 9011                        present    2002; Attorney associated with MLIM since 1997; Secretary of MLIM, FAM, FAMD
Princeton,                                      and Princeton Services since 2004.
NJ 08543-9011
Age: 45


* Officers of the Fund serve at the pleasure of the Board of Trustees.


Further information about the Fund's Officers and Trustees is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.


Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-221-7210


SUMMIT CASH RESERVES FUND                                          MAY 31, 2005


Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:
           (1) Joe Grills, (2) Andre F. Perold (resigned as of October 1,
           2004), (3) Robert S. Salomon, Jr., and (4) Stephen B. Swensrud.

Item 4 -   Principal Accountant Fees and Services

           (a) Audit Fees -         Fiscal Year Ending May 31, 2005 - $26,300
                                    Fiscal Year Ending May 31, 2004 - $25,000

           (b) Audit-Related Fees - Fiscal Year Ending May 31, 2005 - $0
                                    Fiscal Year Ending May 31, 2004 - $0

           (c) Tax Fees -           Fiscal Year Ending May 31, 2005 - $5,700
                                    Fiscal Year Ending May 31, 2004 - $5,200

           The nature of the services include tax compliance, tax advice and tax planning.

           (d) All Other Fees -     Fiscal Year Ending May 31, 2005 - $0
                                    Fiscal Year Ending May 31, 2004 - $0

           (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

           (e)(2)  0%

           (f) Not Applicable

           (g) Fiscal Year Ending May 31, 2005 - $9,030,943
               Fiscal Year Ending May 31, 2004 - $16,581,086

           (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

           Regulation S-X Rule 2-01(c)(7)(ii) - $945,000, 0%

Item 5 -   Audit Committee of Listed Registrants - Not Applicable

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act
           (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Summit Cash Reserves Fund of Financial Institutions Series Trust


By:     /s/ Robert C. Doll, Jr.
       -------------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Summit Cash Reserves Fund of Financial Institutions Series Trust


Date: July 15, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ Robert C. Doll, Jr.
       -------------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Summit Cash Reserves Fund of Financial Institutions Series Trust


Date: July 15, 2005


By:     /s/ Donald C. Burke
       -------------------------------
       Donald C. Burke,
       Chief Financial Officer of
       Summit Cash Reserves Fund of Financial Institutions Series Trust


Date: July 15, 2005